UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 1, 2021

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Energy Common Stock, without par value	SRE	New York Stock Exchange

Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 1, 2021, Sempra Energy (“Sempra”) completed the sale to KKR Pinnacle Investor L.P. (as successor-in-interest to KKR Pinnacle Aggregator L.P.), an affiliate of Kohlberg Kravis Roberts & Co. L.P. (“KKR”), of 20% of the equity interests of Sempra’s wholly owned subsidiary, Sempra Infrastructure Partners (formerly Sempra Global), for an aggregate purchase price of $3.37 billion, subject to certain post-closing adjustments (the “Minority Interest Sale”). Pursuant to an internal reorganization conducted by Sempra in connection with the Minority Interest Sale, Sempra Infrastructure Partners holds the assets of Sempra’s liquefied natural gas business and Sempra’s 99.9% ownership interest in Infraestructura Energética Nova, S.A.B. de C.V. (“IEnova”). Upon completing the Minority Interest Sale, Sempra and KKR entered into a limited partnership agreement (the “LP Agreement”) that governs their respective rights and obligations in respect of their ownership of Sempra Infrastructure Partners. Pursuant to the LP Agreement, Sempra generally maintains control of Sempra Infrastructure Partners as the 80% owner, with KKR having certain minority protections.

The Minority Interest Sale was completed pursuant to a purchase and contribution agreement dated April 4, 2021, which was subsequently amended prior to completion of the Minority Interest Sale to reflect, among other immaterial revisions, the final consideration actually paid by Sempra to acquire the IEnova ordinary shares it did not already own through its previously-announced and completed stock-for-stock exchange offer and cash tender offer, which consideration was used to determine the price per share paid by KKR for its proportionate share of Sempra Infrastructure Partners’ ownership interest in IEnova. The terms of such agreement and the LP Agreement are described more fully in Sempra’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 5, 2021, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: October 1, 2021	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer